UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT:

October 1, 2006

(Date of earliest event reported)

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On October 1, 2006, Gilead Sciences, Inc., a Delaware corporation (“Gilead”), Mustang Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gilead (“Purchaser”), and Myogen, Inc., a Delaware corporation (“Myogen”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) which contemplates the acquisition by Gilead, through Purchaser, of all of the outstanding common stock of Myogen in a two-step transaction comprised of a cash tender offer for all of the issued and outstanding shares of Myogen common stock (the “Offer”), followed by a merger of Purchaser with and into Myogen (the “Merger”). In the Offer, Gilead will pay $52.50 per share of Myogen common stock, net to the holder thereof in cash. In addition, upon the acquisition by Purchaser of shares of Myogen common stock tendered in the Offer, all outstanding options to acquire Myogen common stock will be converted into options to acquire Gilead common stock based on a formula set forth in the Merger Agreement.

The Merger Agreement provides that Purchaser will commence the Offer as promptly as practicable after the date of the Merger Agreement, and in any event within 10 business days thereafter. The obligation of Purchaser to accept for payment and pay for shares of Myogen common stock validly tendered in the Offer (and not withdrawn) is subject to customary conditions described in the Merger Agreement, including, among other things, that (i) more than 50% of the shares of Myogen common stock (determined on a diluted basis) have been validly tendered (and not withdrawn), (ii) regulatory clearances have been obtained and (iii) other conditions set forth in Annex A to the Merger Agreement have been satisfied.

The Merger Agreement further provides that, following the consummation of the Offer (and if necessary the adoption of the Merger Agrement by the holders of a majority of Myogen’s outstanding shares) and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into Myogen, and Myogen will become a wholly-owned subsidiary of Gilead, and that upon consummation of the Merger, each then-outstanding share of Myogen common stock held by persons other than Gilead and Purchaser will be converted into the right to receive $52.50 in cash.

The description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated by reference herein. The Merger Agreement contains representations and warranties Myogen, Gilead and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Myogen, Gilead and Purchaser and may be subject to important qualifications and limitations agreed by Myogen, Gilead and Purchaser in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among Myogen, Gilead and Purchaser rather than establishing matters as facts.

ITEM 8.01. Other Events

On October 2, 2006, Gilead and Myogen issued a joint press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the execution of the Merger Agreement.

Additional Information and Where to Find It

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Myogen. Myogen stockholders are urged to read the relevant tender offer documents when they become available because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. At the time the offer, if any, is commenced, Gilead will file tender offer materials with the U.S. Securities and Exchange Commission and Myogen will file a Solicitation/Recommendation Statement with respect to the offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information, which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the

Solicitation/Recommendation Statement, will be made available to all stockholders of Myogen at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the Commission’s web site at www.sec.gov. Free copies of the Offer to Purchase, the related Letter of Transmittal and certain other offering documents will be made available by Gilead by mail to Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, CA 94404, attention: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, Gilead and Myogen file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Investors may read and copy any reports, statements or other information filed by Gilead or Myogen at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Gilead’s and Myogen’s filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at http://www.sec.gov.

Interests of Certain Persons in the Offer and the Merger

Gilead will be, and certain other persons may be, soliciting Myogen stockholders to tender their shares into the tender offer. The directors and executive officers of Gilead and the directors and executive officers of Myogen may be deemed to be participants in Gilead’s solicitation of Myogen’s stockholders to tender their shares into the tender offer.

Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Gilead and Myogen in the tender offer by reading the Offer to Purchase and certain other offer documents, as well as the Solicitation/Recommendation Statement, when they become available.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 1, 2006, by and among Gilead Sciences, Inc., Mustang Merger Sub, Inc. and Myogen, Inc.

99.1*	Joint Press Release, issued by Gilead Sciences, Inc. and Myogen, Inc. on October 2, 2006

*	Incorporated by reference from the Schedule TO-C filed by Gilead Sciences, Inc. with the Securities and Exchange Commission on October 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan, Ph.D.
John F. Milligan, Ph.D. Executive Vice President and Chief Financial Officer

Date: October 5, 2006

Index to Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 1, 2006, by and among Gilead Sciences, Inc., Mustang Merger Sub, Inc. and Myogen, Inc.

99.1*	Joint Press Release, issued by Gilead Sciences, Inc. and Myogen, Inc. on October 2, 2006

*	Incorporated by reference from the Schedule TO-C filed by Gilead Sciences, Inc. with the Securities and Exchange Commission on October 2, 2006